                                                                 EXHIBIT 19.1


                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ J. Miles Branagan                                   Trustee                  June 21, 1995
-----------------------------------------------
J. Miles Branagan

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Trust
                Van Kampen American Capital Corporate Bond Trust
               Van Kampen American Capital Emerging Growth Trust
                  Van Kampen American Capital Enterprise Trust
                Van Kampen American Capital Equity Income Trust
            Van Kampen American Capital Global Managed Assets Trust
            Van Kampen American Capital Government Securities Trust
              Van Kampen American Capital Government Target Series
              Van Kampen American Capital Growth and Income Trust
                    Van Kampen American Capital Harbor Trust
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
         Van Kampen American Capital Limited Maturity Government Trust
                Van Kampen American Capital Municipal Bond Trust
                     Van Kampen American Capital Pace Trust
            Van Kampen American Capital Real Estate Securities Trust
                   Van Kampen American Capital Reserve Trust
             Van Kampen American Capital Small Capitalization Trust
                  Van Kampen American Capital Tax-Exempt Trust
          Van Kampen American Capital Texas Municipal Securities Trust
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Trust
            Van Kampen American Capital World Portfolio Series Trust

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Roger Hilsman                                       Trustee                  June 21, 1995
----------------------------------------------
Roger Hilsman

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Trust
                Van Kampen American Capital Corporate Bond Trust
               Van Kampen American Capital Emerging Growth Trust
                  Van Kampen American Capital Enterprise Trust
                Van Kampen American Capital Equity Income Trust
            Van Kampen American Capital Global Managed Assets Trust
            Van Kampen American Capital Government Securities Trust
              Van Kampen American Capital Government Target Series
              Van Kampen American Capital Growth and Income Trust
                    Van Kampen American Capital Harbor Trust
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
         Van Kampen American Capital Limited Maturity Government Trust
                Van Kampen American Capital Municipal Bond Trust
                     Van Kampen American Capital Pace Trust
            Van Kampen American Capital Real Estate Securities Trust
                   Van Kampen American Capital Reserve Trust
             Van Kampen American Capital Small Capitalization Trust
                  Van Kampen American Capital Tax-Exempt Trust
          Van Kampen American Capital Texas Municipal Securities Trust
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Trust
            Van Kampen American Capital World Portfolio Series Trust

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Don G. Powell                                       Trustee                  June  22, 1995
-----------------------------------------------
Don G. Powell

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Trust
                Van Kampen American Capital Corporate Bond Trust
               Van Kampen American Capital Emerging Growth Trust
                  Van Kampen American Capital Enterprise Trust
                Van Kampen American Capital Equity Income Trust
            Van Kampen American Capital Global Managed Assets Trust
            Van Kampen American Capital Government Securities Trust
              Van Kampen American Capital Government Target Series
              Van Kampen American Capital Growth and Income Trust
                    Van Kampen American Capital Harbor Trust
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
         Van Kampen American Capital Limited Maturity Government Trust
                Van Kampen American Capital Municipal Bond Trust
                     Van Kampen American Capital Pace Trust
            Van Kampen American Capital Real Estate Securities Trust
                   Van Kampen American Capital Reserve Trust
             Van Kampen American Capital Small Capitalization Trust
                  Van Kampen American Capital Tax-Exempt Trust
          Van Kampen American Capital Texas Municipal Securities Trust
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Trust
            Van Kampen American Capital World Portfolio Series Trust

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ David Rees                                          Trustee                  June 21, 1995
----------------------------------------------
David Rees

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Trust
                Van Kampen American Capital Corporate Bond Trust
               Van Kampen American Capital Emerging Growth Trust
                  Van Kampen American Capital Enterprise Trust
                Van Kampen American Capital Equity Income Trust
            Van Kampen American Capital Global Managed Assets Trust
            Van Kampen American Capital Government Securities Trust
              Van Kampen American Capital Government Target Series
              Van Kampen American Capital Growth and Income Trust
                    Van Kampen American Capital Harbor Trust
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
         Van Kampen American Capital Limited Maturity Government Trust
                Van Kampen American Capital Municipal Bond Trust
                     Van Kampen American Capital Pace Trust
            Van Kampen American Capital Real Estate Securities Trust
                   Van Kampen American Capital Reserve Trust
             Van Kampen American Capital Small Capitalization Trust
                  Van Kampen American Capital Tax-Exempt Trust
          Van Kampen American Capital Texas Municipal Securities Trust
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Trust
            Van Kampen American Capital World Portfolio Series Trust

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Lawrence J. Sheehan                                 Trustee                  June 21, 1995
-----------------------------------------------
Lawrence J. Sheehan

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Trust
                Van Kampen American Capital Corporate Bond Trust
               Van Kampen American Capital Emerging Growth Trust
                  Van Kampen American Capital Enterprise Trust
                Van Kampen American Capital Equity Income Trust
            Van Kampen American Capital Global Managed Assets Trust
            Van Kampen American Capital Government Securities Trust
              Van Kampen American Capital Government Target Series
              Van Kampen American Capital Growth and Income Trust
                    Van Kampen American Capital Harbor Trust
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
         Van Kampen American Capital Limited Maturity Government Trust
                Van Kampen American Capital Municipal Bond Trust
                     Van Kampen American Capital Pace Trust
            Van Kampen American Capital Real Estate Securities Trust
                   Van Kampen American Capital Reserve Trust
             Van Kampen American Capital Small Capitalization Trust
                  Van Kampen American Capital Tax-Exempt Trust
          Van Kampen American Capital Texas Municipal Securities Trust
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Trust
            Van Kampen American Capital World Portfolio Series Trust

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Fernando Sisto                                      Trustee                  June 21, 1995
-----------------------------------------------
Fernando Sisto

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Trust
                Van Kampen American Capital Corporate Bond Trust
               Van Kampen American Capital Emerging Growth Trust
                  Van Kampen American Capital Enterprise Trust
                Van Kampen American Capital Equity Income Trust
            Van Kampen American Capital Global Managed Assets Trust
            Van Kampen American Capital Government Securities Trust
              Van Kampen American Capital Government Target Series
              Van Kampen American Capital Growth and Income Trust
                    Van Kampen American Capital Harbor Trust
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
         Van Kampen American Capital Limited Maturity Government Trust
                Van Kampen American Capital Municipal Bond Trust
                     Van Kampen American Capital Pace Trust
            Van Kampen American Capital Real Estate Securities Trust
                   Van Kampen American Capital Reserve Trust
             Van Kampen American Capital Small Capitalization Trust
                  Van Kampen American Capital Tax-Exempt Trust
          Van Kampen American Capital Texas Municipal Securities Trust
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Trust
            Van Kampen American Capital World Portfolio Series Trust

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ William S. Woodside                                 Trustee                  June 21, 1995
-----------------------------------------------
William S. Woodside

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Trust
                Van Kampen American Capital Corporate Bond Trust
               Van Kampen American Capital Emerging Growth Trust
                  Van Kampen American Capital Enterprise Trust
                Van Kampen American Capital Equity Income Trust
            Van Kampen American Capital Global Managed Assets Trust
            Van Kampen American Capital Government Securities Trust
              Van Kampen American Capital Government Target Series
              Van Kampen American Capital Growth and Income Trust
                    Van Kampen American Capital Harbor Trust
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
         Van Kampen American Capital Limited Maturity Government Trust
                Van Kampen American Capital Municipal Bond Trust
                     Van Kampen American Capital Pace Trust
            Van Kampen American Capital Real Estate Securities Trust
                   Van Kampen American Capital Reserve Trust
             Van Kampen American Capital Small Capitalization Trust
                  Van Kampen American Capital Tax-Exempt Trust
          Van Kampen American Capital Texas Municipal Securities Trust
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Trust
            Van Kampen American Capital World Portfolio Series Trust